SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 June 30, 2000



                                  Diacrin Inc.

             (Exact name of registrant as specified in its charter)



            Delaware                      0-20139                 22-3016912
  --------------------------       -------------------          --------------
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


     Building 96, 13th Street
       Charlestown Navy Yard
          Charlestown, MA                                 02129
------------------------------------      -----------------------------------
  (Address of principal executive                       (Zip Code)
             offices)

               Registrant's telephone number, including area code:
                                 (617) 242-9100

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

         The press  release  issued by Genzyme  Corporation  attached  hereto as
Exhibit 99.1 is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

         See Exhibit Index attached hereto.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 30, 2000                    DIACRN INC.

                                          By:       /s/ Thomas H. Fraser
                                                  ---------------------------
                                                        Thomas H. Fraser, Ph.D.
                                                        Chief Executive Officer



                                  EXHIBIT INDEX


Exhibit
  No.             Description
------            ------------------
99.1              Press Release dated June 29, 2000 issued
                  by Genzyme Corporation